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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 28, 1999


                       FIRST PLACE FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         New Mexico                       0-25956              85-0317365
-------------------------------         ------------       -------------------
(State or other jurisdiction of         (Commission         (I.R.S Employer
incorporation or organization)          file number)       Identification No.)


  100 East Broadway, Farmington, New Mexico                       87401
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  Address of principal executive offices                        Zip Code


Registrant's telephone number, including area code:  (505) 324-9500
                                                   ------------------

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ITEM 5.  OTHER EVENTS

         News release dated January 28, 1999, announcing 1998 earnings and quarterly dividend and special dividend.

         Shareholder letter dated February 1, 1999, reporting 1998 earnings and quarterly dividend and special dividend.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

         99.1  News release dated January 28, 1999.

         99.2  Shareholder letter dated February 1, 1999.

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                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       ---------------------------------
                                                 (Registrant)


Date:  February 3, 1999                /s/ James D. Rose
     -------------------               -------------------------------------
                                       President and Chief Operating Officer

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